Exhibit 99.1

GB&T BANCSHARES, INC. REPORTS INCREASE IN LOAN LOSS RESERVES

Gainesville, Ga., Feb. 20, 2007 — GB&T Bancshares, Inc. (NASDAQ: GBTB) today announced that it will increase its allowance for loan losses through an additional provision of approximately $9.7 million in the fourth quarter ended December 31, 2006.  The approximate after tax effect of this provision is expected to result in a reduction in net income of $5.9 million for the fourth quarter and year ended December 31, 2006 from the amounts that were previously reported in the Company’s press release issued January 24, 2007.  After giving effect to the additional provision for loan losses, the Company’s net loss for the fourth quarter of 2006 was ($1.9 million), or ($0.13) per diluted share, compared to previously reported net income of $4.0 million, or $0.28 per diluted share.  After giving effect to the additional provision for loan losses, the Company’s net income for the fiscal year ended December 31, 2006 was $9.5 million, or $0.68 per diluted share, compared to previously reported net income of $15.5 million, or $1.11 per diluted share.  With the additional provision of $9.7 million, the Company’s allowance for loan losses totaled $24.7 million at December 31, 2006, or 1.65% of total loans, compared to 1.17% as previously reported.  Nonperforming assets at December 31, 2006 were $30.2 million, or 1.59% of total assets, compared to $19.5 million, or 1.02% of total assets as previously reported.  This adjustment is not expected to affect prior quarters.

The increase in the allowance for loan losses arises out of a recent examination conducted by the Federal Deposit Insurance Corporation (“FDIC”) at one of the Company’s wholly owned banking subsidiaries, HomeTown Bank of Villa Rica, and relates primarily to several loan relationships originated by the president of that bank in which it is apparent that this officer did not follow numerous bank loan policies and procedures, including loan approval authorities, collateral requirements, inadequate documentation, and other underwriting guidelines.  This officer is no longer employed by the bank.  Management, along with the assistance of its external loan reviewer, has conducted a review of all loans within this officer’s portfolio and does not expect further significant adjustments or reclassifications to the loan portfolio.  Management has also consulted with the FDIC following the conclusion of its examination regarding its recommendations as to the appropriate amount for the increase in the reserve.  The Company is also conducting an investigation into the facts surrounding the violations of these loan policies.

The Company is actively pursuing several courses of action to improve its position on the impaired loans and to mitigate any actual losses on these loans.  However, it is currently too early to determine the success of these actions.

As previously reported, the Company has been engaged in an ongoing process of tightening its internal controls and implementing more stringent credit administration policies.  As a result of its discovery of these actions, the Company will further enhance its controls by centralizing its approval policies and loan documentation processes at the holding company level to ensure that similar incidents do not occur.

To date, the Company has not incurred any material out-of-pocket expenditures (including legal, accounting and external loan review fees) in connection with the resolution of the matters described above.  The actual amount of such expenditures in the future could vary, depending on the length of time and number of hours of professional assistance required to fully resolve the matters, the nature of the proceedings in which the matters are resolved, and other factors that cannot be precisely estimated at this time.

Forward-Looking Statements

Some of the statements in this press release, including, without limitation, statements regarding the expected impairment in connection with the increase in the loan loss reserves and the expected effects of the impairment on the Company’s financial results, the Company’s ability to recover on the impaired loans, the results of the Company’s review of the officer’s loan portfolio, and the enhancement of the Company’s internal controls and credit administration policies are “forward-looking statements” within the meaning of the federal securities laws. In addition, when we use words like “anticipate,” “believe,” “intend,” “expect,” “estimate,” “could,” “should,” “plan,” “will,” and similar expressions, you should consider them as identifying forward-looking statements, although we may use other phrasing. These forward-looking statements involve risks and uncertainties and are based on our current beliefs and assumptions. Factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements include estimates as to the value of collateral securing these impaired loans, the financial circumstances and business prospects of the borrowers on these impaired loans as well as the following factors which affect our business more generally: (1) competitive pressures among depository and other financial institutions may increase significantly; (2) changes in the interest rate environment may reduce margins or the volumes or values of loans held or made by us; (3) general economic conditions may be less favorable than expected (both generally and in our markets), resulting in, among other things, a deterioration in credit quality and/or a reduction in demand for credit; (4) economic, governmental or other factors may prevent the projected population and commercial growth in the counties in which we operate; (5) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which we are engaged; (6) costs or difficulties related to the integration of our businesses may be greater than expected; (7) deposit attrition, customer loss or revenue loss following the acquisitions may be greater than expected; (8) competitors may have greater financial resources and develop products that enable such competitors to compete more successfully than us; (9) adverse changes may occur in the equity markets, and other risks and factors identified in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. Many of these factors are beyond our ability to control or predict, and readers are cautioned not to put undue reliance on such forward-looking statements. We disclaim any obligation to update or revise any forward-looking statements contained in this release.

G B & T Bancshares Inc.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(Unaudited)

	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	YTD	YTD
(Dollars in thousands except per share amounts)	2006	2006	2006	2006	2005	12/31/2006	12/31/2005

EARNINGS
Net interest income (fully tax equivalent)	$18,171	18,397	17,374	15,517	15,532	69,459	57,271
Provision for loan loss	$11,475	1,789	1,274	1,206	977	15,744	5,916
Other income	$2,675	2,764	2,611	2,463	2,492	10,513	11,631
Other expense	$12,977	12,860	12,578	11,744	11,406	50,159	44,825
Net income	$(1,925)	4,215	3,954	3,277	3,689	9,521	11,991
Non-recurring (income)/expense (after-tax)	$0	0	0	0	190	0	190
Operating income	$(1,925)	4,215	3,954	3,277	3,879	9,521	12,181

PER SHARE DATA
Basic earnings per share	$(0.14)	0.30	0.29	0.26	0.29	0.70	0.96
Diluted earnings per share	$(0.13)	0.30	0.28	0.25	0.28	0.68	0.93
Operating diluted earnings per share	$(0.13)	0.30	0.28	0.25	0.30	0.68	0.95
Book value per share	$16.51	16.66	16.41	15.59	15.54	16.51	15.54
Tangible book value per share	$9.95	10.05	9.74	10.45	10.32	9.95	10.32
Cash dividend per share	$0.090	0.090	0.090	0.085	0.085	0.355	0.330

PERFORMANCE RATIOS
Return on average assets	-0.40%	0.90%	0.91%	0.83%	0.92%	0.54%	0.80%
Return on average tangible assets	-0.42%	0.95%	0.95%	0.87%	0.96%	0.56%	0.84%
Return on average equity	-3.22%	7.21%	7.23%	6.60%	7.16%	4.27%	6.06%
Return on average tangible equity	-5.29%	12.02%	11.72%	9.87%	11.20%	6.85%	9.44%
Net interest margin (fully tax equivalent)	4.23%	4.38%	4.43%	4.35%	4.28%	4.34%	4.26%
Other expense / Average assets	2.71%	2.75%	2.88%	2.98%	2.84%	2.82%	2.99%
Efficiency Ratio	61.34%	59.84%	62.03%	64.48%	60.76%	61.82%	64.34%
Other income/Total operating revenue	12.96%	13.10%	13.11%	13.74%	13.88%	13.21%	16.28%

MARKET DATA
Market value per share — Period end	$22.17	21.05	21.76	22.35	21.41	22.17	21.41
Market as a % of book	1.34	1.26	1.33	1.43	1.38	1.34	1.38
Cash dividend yield	1.62%	1.71%	1.65%	1.52%	1.59%	1.60%	1.54%
Common stock dividend payout ratio	-69.23%	30.00%	32.14%	34.00%	30.36%	52.21%	35.48%
Period-end common shares outstanding (000)	14,132	14,054	13,926	12,939	12,784	14,132	12,784
Common stock market capitalization ($Millions)	$313.30	295.83	303.03	289.18	273.71	313.30	273.71

CAPITAL & LIQUIDITY RATIOS
Period-end equity to assets	12.28%	12.48%	12.49%	12.34%	12.54%	12.28%	12.54%
Period-end tangible equity to tangible assets	7.78%	7.92%	7.81%	8.62%	8.70%	7.78%	8.70%
Total risk-based capital ratio	N/A	12.31%	12.26%	13.57%	13.80%	N/A	13.80%
Average loans to average deposits	99.86%	99.18%	100.92%	101.48%	100.72%	100.35%	100.74%

ASSET QUALITY
Net charge-offs	$3,520	526	607	276	307	4,929	5,309
(Ann.) Net loan charge-offs/ Average loans	0.948%	0.146%	0.178%	0.090%	0.100%	0.357%	0.469%
Nonaccrual loans	$14,790	14,934	13,819	7,114	6,562	14,790	6,562
Foreclosed assets	$4,673	3,047	4,229	3,348	3,431	4,673	3,431
90-day past dues	$10	12	7	—	17	10	17
Nonperforming assets/ Total assets**	1.59%	0.96%	0.99%	0.64%	0.63%	1.59%	0.63%
Allowance for loan losses/ Total loans	1.65%	1.15%	1.09%	1.08%	1.04%	1.65%	1.04%
Allowance for loan losses/Nonperforming assets**	81.59%	92.93%	85.63%	130.98%	127.60%	81.59%	127.60%

END OF PERIOD BALANCES
Total loans, net of unearned fees	$1,497,701	1,457,873	1,421,176	1,273,719	1,231,410	1,497,701	1,231,410
Total assets	$1,900,376	1,876,062	1,829,700	1,634,741	1,584,094	1,900,376	1,584,094
Total deposits	$1,480,168	1,457,237	1,414,029	1,276,456	1,197,026	1,480,168	1,197,026
Total stockholders’ equity	$233,338	234,196	228,470	201,769	198,711	233,338	198,711
Full-time equivalent employees	505	497	475	454	452	505	452

AVERAGE BALANCES
Total loans, net of unearned fees	$1,472,742	1,432,361	1,366,170	1,244,261	1,218,896	1,379,203	1,131,883
Total interest-earning assets	$1,706,123	1,666,388	1,573,013	1,447,571	1,439,033	1,598,719	1,343,345
Total assets	$1,902,510	1,856,968	1,748,798	1,596,879	1,593,014	1,776,709	1,496,792
Total deposits	$1,474,740	1,444,246	1,353,758	1,226,141	1,210,205	1,374,419	1,123,577
Total interest-bearing liabilities	$1,470,151	1,437,952	1,343,727	1,220,332	1,195,088	1,367,761	1,129,707
Total stockholders’ equity	$237,313	231,831	219,387	201,292	204,481	223,112	198,004

**Nonperforming assets includes nonaccrual loans, other impaired loans, foreclosed assets and 90-day past dues.

The following table provides a detailed analysis of Non-GAAP measures.

Reconciliation Table	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	YTD	YTD
(Dollars in thousands)	2006	2006	2006	2006	2005	12/31/2006	12/31/2005

Book value per share	$16.51	16.66	16.41	15.59	15.54	16.51	15.54
Effect of intangible assets per share	$(6.56)	(6.61)	(6.67)	(5.14)	(5.22)	(6.56)	(5.22)
Tangible book value per share	$9.95	10.05	9.74	10.45	10.32	9.95	10.32

Return on average assets	-0.40%	0.90%	0.91%	0.83%	0.92%	0.54%	0.80%
Effect of intangible assets	-0.02%	0.05%	0.04%	0.04%	0.04%	0.02%	0.04%
Return on average tangible assets	-0.42%	0.95%	0.95%	0.87%	0.96%	0.56%	0.84%

Return on average equity	-3.22%	7.21%	7.23%	6.60%	7.16%	4.27%	6.06%
Effect of intangible assets	-2.07%	4.81%	4.49%	3.27%	4.04%	2.58%	3.38%
Return on average tangible equity	-5.29%	12.02%	11.72%	9.87%	11.20%	6.85%	9.44%

Period end equity to assets	12.28%	12.48%	12.49%	12.34%	12.54%	12.28%	12.54%
Effect of intangible assets	-4.50%	-4.56%	-4.68%	-3.72%	-3.84%	-4.50%	-3.84%
Period-end tangible equity to tangible assets	7.78%	7.92%	7.81%	8.62%	8.70%	7.78%	8.70%

GB&T Bancshares, Inc. and Subsidiaries

Consolidated Statements of Condition

	12/31/2006	12/31/2005
	(Unaudited)	(Unaudited)
Assets (in thousands):

Cash and due from banks	$25,876	$30,748
Interest-bearing deposits in banks	1,848	728
Federal funds sold	1,445	568
Securities available-for-sale	210,249	188,127
Restricted equity securities, at cost	9,869	9,277

Loans, net of unearned income	1,497,701	1,231,410
Less allowance for loan losses	24,676	12,773
Loans, net	1,473,025	1,218,637

Premises and equipment, net	41,776	37,014
Goodwill	87,116	61,164
Intangible assets	5,678	5,586
Other assets	43,494	32,245
Total assets	$1,900,376	$1,584,094

Liabilities and Stockholders’ Equity (in thousands):
Deposits:
Noninterest-bearing	$151,529	$158,487
Interest-bearing demand & savings	447,994	414,542
Time deposits	880,645	623,997
Total deposits	1,480,168	1,197,026
Federal funds purchased and securities sold under repurchase agreements	41,061	45,510
Federal Home Loan Bank advances	96,498	97,298
Other borrowings	939	968
Other liabilities	18,474	14,683
Subordinated debt	29,898	29,898
Total liabilities	1,667,038	1,385,383

Stockholders’ equity:
Capital stock	186,539	157,875
Retained earnings	48,148	43,404
Accumulated other comprehensive loss	(1,349)	(2,568)
Total stockholders’ equity	233,338	198,711
Total liabilities and stockholders’ equity	$1,900,376	$1,584,094

GB&T BANCSHARES, INC. AND SUBSIDIARIES

Consolidated Statements of Income

(Unaudited)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2006	2005	2006	2005
	(Dollars in thousands, except per share amounts)
Interest income:
Loans, including fees	$32,028	$23,725	$116,593	$82,541
Taxable securities	2,378	1,927	8,436	7,287
Nontaxable securities	197	135	589	618
Federal funds sold	322	92	812	327
Interest-bearing deposits in banks	60	7	145	42
Total interest income	34,985	25,886	126,575	90,815

Interest expense:
Deposits	14,713	8,607	49,438	27,153
Federal funds purchased and securities sold under repurchase agreements	482	271	1,367	740
Federal Home Loan Bank advances	1,056	976	4,058	3,879
Other borrowings	656	564	2,530	2,064
Total interest expense	16,907	10,418	57,393	33,836

Net interest income	18,078	15,468	69,182	56,979

Provision for loan losses	11,475	977	15,744	5,916

Net interest income after provision for loan losses	6,603	14,491	53,438	51,063

Other income:
Service charges on deposit accounts	1,564	1,590	6,278	6,413
Mortgage origination fees	750	519	2,661	2,263
Insurance commissions	3	46	11	488
Gain on sale of securities	(16)	—	(16)	553
Other operating income	374	337	1,579	1,914
Total other income	2,675	2,492	10,513	11,631

Other expense:
Salaries and employee benefits	7,735	6,502	29,979	26,248
Occupancy and equipment expenses, net	1,908	1,686	7,055	6,334
Other operating expenses	3,334	3,218	13,125	12,243
Total other expense	12,977	11,406	50,159	44,825

Income (loss) before income taxes	(3,699)	5,577	13,792	17,869

Income tax expense (benefit)	(1,774)	1,888	4,271	5,878

Net income (loss)	$(1,925)	$3,689	$9,521	$11,991

Earnings per share:
Basic	$(0.14)	$0.29	$0.70	$0.96
Diluted	$(0.13)	$0.28	$0.68	$0.93

Weighted average shares
Basic	14,097	12,764	13,652	12,562
Diluted	14,380	13,103	13,956	12,938

Cash dividends per common share	$0.090	$0.085	$0.355	$0.331

GB&T Bancshares, Inc.

Yield Analysis - December 31, 2006

(Dollars in thousands)

	For the Twelve Months Ended			For the Three Months Ended
	December 31, 2006			December 31, 2006
	Average		Yields	Average		Yields
	balances	Interest	/Rates	balances	Interest	/Rates

Assets
Interest earning assets:
Taxable securities	$200,983	$8,436	4.20%	$215,342	$2,378	4.38%
Nontaxable securities*	13,516	866	6.41%	18,160	290	6.34%
Federal funds sold	16,014	812	5.07%	16,716	322	7.64%
Interest bearing deposits in banks	2,176	145	6.66%	2,901	60	8.21%
Loans, net of unearned income	1,366,030	116,593	8.54%	1,453,004	32,028	8.75%
Total interest earning assets	$1,598,719	$126,852	7.93%	$1,706,123	$35,078	8.16%
Noninterest earning assets:
Unrealized gains (losses) on securities	(4,483)			(2,952)
Allowance for loan losses	(15,247)			(17,588)
Nonaccrual loans	13,174			19,738
Cash and due from banks	23,566			23,208
Other assets	160,980			173,981
Total noninterest earning assets	177,990			196,387
Total assets	$1,776,709			$1,902,510
Liabilities & Shareholders’ Equity
Interest bearing liabilities:
Interest bearing demand & savings	$430,143	12,786	2.97%	$430,414	3,484	3.21%
Time	776,798	36,652	4.72%	869,933	11,229	5.12%
Borrowings	160,820	7,955	4.95%	169,804	2,194	5.13%
Total interest bearing liabilities	1,367,761	57,393	4.20%	1,470,151	16,907	4.56%
Noninterest bearing liabilities & shareholders’ equity:
Noninterest bearing deposits	167,477			174,393
Other liabilities	18,359			20,653
Shareholder’s equity	223,112			237,313
Total liabilities & shareholders’ equity	$1,776,709			$1,902,510
Interest rate differential			3.73%			3.60%
Net interest income*		69,459			18,171
Net interest margin*			4.34%			4.23%

*fully tax equivalent